SUPPLEMENT DATED MAY 3, 2006

TO

PROSPECTUS DATED MAY 1, 2006

WEALTHQUEST VARIABLE ANNUITY II

ISSUED BY

AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will be closed for business on Monday, July 3, 2006, Friday, November 24, 2006 and Tuesday, December 26, 2006 in observation of the Independence Day, Thanksgiving and Christmas Holidays, the term Valuation Date as defined in the Glossary is amended as follows:

Delete the current definition and substitute the new definition:

Each day the New York Stock Exchange (“NYSE”) is open for regular trading, except for July 3, the day after Thanksgiving and December 26. Accumulation Values are calculated and redemptions, transfers, and purchases are made only on Valuation Dates.